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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 8, 2000
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                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                  0-19557               36-3777824
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)



            550 Business Center Drive, Mount Prospect, Illinois 60056
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               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
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                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.

     On November 8, 2000, Salton, Inc. ("Salton") announced its fiscal 2001 first quarter earnings results.

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated November 8, 2000, issued by Salton.











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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SALTON, INC.


                                      /s/ WILLIAM B. RUE
                                      ----------------------------------
                                      William B. Rue
Dated:  November 8, 2000              President and Chief Operating Officer





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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated November 8, 2000, issued by Salton.








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